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                                                                   EXHIBIT 17(D)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Strategic Income Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of stock and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


       Signature                             Title                    Date
       ---------                             -----                    ----


                                      President, Principal
/s/  James B. Hawkes                  Executive Officer and       April 22, 1997
--------------------------            Trustee
     James B. Hawkes

                                      Treasurer and
/s/  James L. O'Connor                Principal Financial         April 22, 1997
--------------------------            and Accounting
     James L. O'Connor                Officer


/s/  Donald R. Dwight                 Trustee                     April 22, 1997
--------------------------
     Donald R. Dwight


/s/  Samuel L. Hayes, III             Trustee                     April 22, 1997
--------------------------
     Samuel L. Hayes, III


/s/  Norton H. Reamer                 Trustee                     April 22, 1997
--------------------------
     Norton H. Reamer


/s/  John L. Thorndike                Trustee                     April 22, 1997
--------------------------
     John L. Thorndike


/s/  Jack L. Treynor                  Trustee                     April 22, 1997
--------------------------
     Jack L. Treynor